UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

SCHEDULE 14A

(Rule 14-A-101)

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Gencor Industries, Inc.

(Name of Registrant as Specified In Its Charter)

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GENCOR INDUSTRIES, INC.

5201 NORTH ORANGE BLOSSOM TRAIL, ORLANDO, FLORIDA 32810

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MARCH 11, 2021

TO THE STOCKHOLDERS OF GENCOR INDUSTRIES, INC.:

Notice is hereby given that the Annual Meeting of Stockholders of Gencor Industries, Inc., a Delaware corporation (the “Company”), will be held at the Company’s corporate offices; 5201 North Orange Blossom Trail, Orlando, Florida 32810, on March 11, 2021 at 10:00 A.M., local time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

1.	To elect the Directors to be voted upon by the holders of Class B Stock and to elect the Director to be voted upon by the holders of Common Stock.

2.	To ratify the selection of MSL, P.A., (“MSL”) independent certified public accountants, as auditors for the Company for the year ending September 30, 2021.

3.	To transact such other business as may properly come before the meeting.

Only Stockholders of record at the close of business on February 8, 2021, are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. Stockholders should review the information provided herein in conjunction with the Company’s 2020 Annual Report to Stockholders, which accompanies this Proxy Statement.

A copy of our Annual Report on Form 10-K for the year ended September 30, 2020, as filed with the Securities and Exchange Commission, except for exhibits, will be furnished without charge to any stockholder upon written or oral request to:

Gencor Industries, Inc.

Attn: Secretary

5201 N. Orange Blossom Trail

Orlando, Florida 32810

Phone 407-290-6000

The Company’s Proxy Statement and Proxy accompany this notice.

By order of the Board of Directors,

Jeanne M. Lyons, Secretary

Orlando, Florida

Date: February 8, 2021

Enclosures

****YOUR VOTE IS IMPORTANT****

YOU ARE URGED TO DATE, SIGN, AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE PROMPT RETURN OF YOUR SIGNED PROXY, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD, WILL AID THE COMPANY IN REDUCING THE EXPENSE OF ADDITIONAL PROXY SOLICITATION. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT YOU ATTEND THE MEETING.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

Important Notice Regarding the Availability of Proxy Materials for the

Annual Stockholder Meeting to be Held on March 11, 2021

Pursuant to rules promulgated by the Securities and Exchange Commission, we have elected to provide access to these proxy statement materials (which includes this proxy statement, a proxy card and our 2020 Annual Report) both by sending you this full set of proxy statement materials, including a proxy card, and by notifying you of the availability of such materials on the Internet.

This proxy statement, the Company’s 2020 Annual Report and a proxy card are available at http://proxy.gencor.com.

Please have your proxy card in hand when you access the website and follow the instructions. You will need your username and password, which is located on your proxy card.

The Annual Meeting of Stockholders will be held March 11, 2021 at 10:00 A.M. local time at our corporate offices located at 5201 North Orange Blossom Trail, Orlando, Florida 32810. The Proposals to be voted upon at the Annual Meeting of Stockholders, all of which are more completely set forth in this proxy statement, are as follows:

1.	To elect the Directors to be voted upon by the holders of Class B Stock and to elect the Director to be voted upon by the holders of Common Stock.

2.	To ratify the selection of MSL, P.A. independent certified public accountants, as auditors for the Company for the year ending September 30, 2021.

3.	To transact such other business as may properly come before the meeting.

Our Board of Directors recommends that you vote “FOR” the approval the Proposals.

For information on how to vote in person at the Annual Meeting of Stockholders, please see the sections entitled “Solicitation and Revocation of Proxy” and “Voting Securities”.

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MARCH 11, 2021

This Proxy Statement is furnished in connection with the Annual Meeting of Stockholders of Gencor Industries, Inc. (the “Company”) to be held March 11, 2021 at 10:00 A.M. local time, or any adjournments or postponements thereof at the Company’s corporate offices, 5201 North Orange Blossom Trail, Orlando, Florida 32810. This Proxy Statement and accompanying proxy are first being mailed to stockholders on or about February 8, 2021. A copy of the Company’s 2020 Annual Report to Stockholders is being mailed with this Proxy Statement but is not to be regarded as proxy solicitation material.

SOLICITATION AND REVOCATION OF PROXY

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the Annual Meeting of the holders of the Company’s Common Stock, par value $.10 per share, and Class B Stock, par value $.10 per share (herein referred to as “Common Stock” and “Class B Stock,” respectively) to be held March 11, 2021. The enclosed proxy may be revoked at any time before it is exercised by attending and voting in person at the meeting, by giving written notice of revocation to the Secretary of the Company prior to the taking of the vote for which such proxy has been given, or by delivery to the Secretary of the Company of a duly executed proxy bearing a later date. Notice and delivery shall occur upon actual receipt by the Secretary of the Company at its principal place of business. The cost of soliciting proxies will be borne by the Company. In addition to the use of the mailings, proxies may be solicited personally, by telephone, or by email by the Directors, Officers, and employees of the Company, or by the Company’s transfer agent. Directors, Officers and other employees of the Company will receive no additional compensation for any such further solicitations. Also, the Company will make arrangements with banks, brokerage houses, and other nominees, fiduciaries, and custodians holding shares in their names or in those of their nominees to forward proxy materials to the beneficial owners of shares, and the Company will, upon request, reimburse such entities for their reasonable expenses in sending the proxy materials. All properly executed unrevoked proxies received in time for the meeting will be voted as specified. If no other indication is made, the proxies will be voted for the election of Directors shown as nominees and as recommended by the Board of Directors with regard to all other matters.

VOTING SECURITIES

At the close of business on February 8, 2021, there were 12,287,337 shares of Common Stock and 2,318,857 shares of Class B Stock outstanding and entitled to vote at the Annual Meeting.

The holders of such shares are entitled to one vote for each share of stock held by them on any matter to be presented at the Annual Meeting, including the election of Directors. The holders of Common Stock and Class B Stock will vote separately as a class on the election of Directors. Only Stockholders of record at the close of business on February 8, 2021 are entitled to vote at the Annual Meeting and any adjournment thereof. Although the Company has not polled its Directors and Executive Officers, management expects that the Directors and Executive Officers will vote for the nominees and proposals as shown herein.

The presence at the Annual Meeting, in person or by proxy, of a majority of the outstanding shares of each class of Common Stock and Class B Stock will constitute a quorum.

SPECIAL NOTE TO

STOCKHOLDERS HOLDING SHARES

WITH THEIR BROKER

THE NEW YORK STOCK EXCHANGE AND NASDAQ NOW PROHIBIT YOUR BROKER FROM VOTING YOUR SHARES IN ROUTINE ELECTIONS FOR DIRECTORS, FOR MATTERS RELATED TO EXECUTIVE COMPENSATION OR ANY OTHER SIGNIFICANT MATTER, AS DETERMINED BY THE SECURITIES AND EXCHANGE COMMISSION, UNLESS YOU GIVE YOUR BROKER WRITTEN INSTRUCTIONS IN EACH ELECTION ON HOW YOU WANT YOUR SHARES VOTED. YOUR VOTING DESIRES WILL NOT BE COUNTED UNLESS YOU DO THIS.

PROPOSAL 1

ELECTION OF DIRECTORS

The Company’s Certificate of Incorporation provides that 75% (calculated to the nearest whole number, rounding a fractional number of five-tenths (.5) to the next highest whole number) of the members of the Board of Directors shall be elected by Class B Stockholders voting separately as a class.

Pursuant to the Company’s Bylaws, the Board of Directors has fixed the number of Directors at five. Each Director elected at the Annual Meeting shall hold office until his respective successor has been elected and qualified, or until such individual’s earlier resignation or removal. Vacancies may be filled by a majority vote of the remaining Directors then in office.

The Board of Directors has selected the following person as nominee for election by the holders of Common Stock as a Director at the 2021 Annual Meeting of Stockholders:

General John G. Coburn (Ret.)

Experience, Qualifications, Attributes, and Skills:

General John G. Coburn: Four Star General John Coburn has served as a director of the Company since 2019. General Coburn is Chairman of ST Engineering North America, which he joined in November 2001 as Chief Executive Officer. Prior to joining ST Engineering North America, General Coburn served as a Four Star Commanding General, U.S. Army Material Command. He retired from the Army in 2001. General Coburn has extensive experience, both international and domestic, in Asia, Europe, the Middle East and Latin America, having had offices and businesses in those areas of the world. General Coburn has been a director of Genasys Inc. (“Genasys”) since July 2013 and Chairman of Genasys’s Board of Directors since March 2015. General Coburn is a distinguished military graduate of Eastern Michigan University, where he holds a Bachelor of Arts degree in Education. General Coburn also attended the U.S. Army Command and General Staff College, and the University of Kansas, where he earned a Master of Arts degree in political science, and has a Juris Doctor degree from the University of Missouri School of Law.

The affirmative vote of Stockholders holding a plurality of the Company’s issued and outstanding Common Stock in attendance at the meeting, either in person or by proxy, is required to approve this proposal. Abstentions and broker non-votes will have no effect.

The Board of Directors has selected the following persons as nominees for election by the holders of Class B Stock as Directors at the 2021 Annual Meeting of Stockholders:

David A. Air

E.J. Elliott

Marc G. Elliott

James P. Sharp

Experience, Qualifications, Attributes, and Skills:

David A. Air: Mr. Air has served as a director of the Company since 2004. Mr. Air also served as a Director of Dunlop Engineering in England from 1975 to November 1984 and as CEO of its Engineered Industrial Products Division. During this time he had responsibilities for plants internationally in the United States, South Africa and Australia. From 1985 to 1992 Mr. Air was CEO of Genco Beverley Ltd in the United Kingdom, retiring in 1992. Mr. Air’s long tenure in senior management positions with engineering companies has provided him with a broad knowledge of related skills in areas other than engineering such as production, technical, finance, compensation matters, and human relations.

E.J. Elliott: Mr. E.J. Elliott is the Founder and Executive Chairman of the Company. Mr. Elliott served as Chief Executive Officer from 1968 to 2016. Mr. Elliott’s long tenure has provided him with detailed knowledge of the Company. He has structured and overseen its growth and transformation over the Company’s history. He has been active and held leadership positions in virtually all national and many international associations dealing with heavy machinery manufacturing, and the nation’s highway systems, and has insightful relationships with senior industry executives on a global basis. These leadership experiences allow Mr. Elliott to communicate relevant information about the Company to the Board efficiently and effectively. He has extensive operational experience that provides the Board with timely and valuable insights into Company financial reports, opportunities, and risks. Mr. Elliott’s broad education and experience in business allow him to contribute to a wide variety of Board processes and decisions.

Marc G. Elliott: Mr. Marc G. Elliott joined the company in 1988 and has served in numerous positions in virtually all areas and operations of the company. Mr. Elliott has served as an executive officer of Gencor Industries, Inc. since 1993 and was promoted to President of Gencor Industries, Inc. in 2005. During his tenure with the company he has held numerous positions including President—Construction Equipment Group, President of General Combustion Corporation, Vice President of Marketing and Director of Financial Services for Gencor. Mr. Elliott also served as the Acting Chief Financial Officer of the Company from September 2010 to May 2012. Mr. Elliott has been active in several industry organizations including National Asphalt Pavement Association, Construction Equipment Manufacturer’s Association, Association of Equipment Manufacturer’s, National Stone Sand & Gravel Association, and American Road & Transportation Builder’s Association.

James P. Sharp: Mr. Sharp has been a director of the Company since 2010. Mr. Sharp has 30 years of business and financial experience as a senior executive for public corporations. Most recently he was with CNH Global NV, last serving as President, Parts and Service. Prior to that, Mr. Sharp was with Ingersoll- Rand Company for 25 years, where he was President of various businesses with sales ranging from $300 million to $1.2 billion. Mr. Sharp began his career as an auditor with Price Waterhouse for four years. Mr. Sharp received a BA degree in Economics from Rutgers University and an MBA in accounting, also from Rutgers University. Mr. Sharp has served as a member of the Board of Directors of the Association of Equipment Manufacturers (AEM) and the American Road and Transportation Builders Association (ARTBA). Mr. Sharp brings executive, financial, and operational experience to the Gencor Board and its Audit Committee. Mr. Sharp’s accounting education, audit experience with Price Waterhouse, and executive and financial business leadership experience allow him to bring to Gencor’s Board significant talents in assessing the Company’s financial results, and supervise the relationship with the Company’s independent auditors as Chairman of the Audit Committee. His experience in the Construction and Road Building industry helps provide the board with resources to evaluate and assess new products and businesses as Gencor implements its growth strategies.

The affirmative vote of Stockholders holding a plurality of the Company’s issued and outstanding Class B Stock in attendance at the meeting, either in person or by proxy, is required to approve this proposal. Abstentions and broker non-votes will have no effect.

The Board of Directors recommends an affirmative vote FOR the above nominees.

It is the intention of the persons named in the accompanying form of proxy to nominate and, unless otherwise directed, vote such proxies for the election of the nominees named above as Directors. The Board of Directors knows of no reason why any nominee for Director would be unable to serve as a Director. If any nominee should for any reason become unable to serve, the shares represented by all valid proxies will be voted for the election of such other person as the Board of Directors may designate, or the Board of Directors may reduce the number of Directors to eliminate the vacancy.

DIRECTORS AND EXECUTIVE OFFICERS

The names and ages of the Directors and the Executive Officers of the Company as of September 30, 2020 are listed in the following table:

Name and Principal Occupation or Employment (1)	Age	First Became a Director	First Became an Executive Officer
Directors for Class B Stockholders:

E. J. Elliott (2) (6) Executive Chairman	91	1968	1968

Marc G. Elliott (2) (6) President	56	2007	1993

David A. Air (4) Consultant, Guilford Consultants LLC, Inc. 2009 to 2016 Consultant, Synuthane International Inc., 2002 to 2009	87	2004

James P. Sharp (5) CNH Global N.V., President North American Agriculture and Parts and Service –2005 & 2006, respectively Ingersoll-Rand, 1979 to 2004, President various divisions 2000 to 2004	68	2010

Director for Common Stock Stockholders:

John G. Coburn (Ret.) (4) Chairman – ST Engineering North America Chairman – Genasys Inc.	79	2019

Executive Officers: (3)

John E. Elliott (2)	60		2016
Chief Executive Officer

Dennis B. Hunt Senior Vice President – Sales	64		2008

Eric E. Mellen (2) Chief Financial Officer & Treasurer	52		2012

Jeanne M. Lyons Secretary	62		1996

(1)	Except as otherwise indicated, there has been no change in principal occupation or employment during the past five years.
(2)	E.J. Elliott is the father of John E. Elliott and Marc G. Elliott, and Eric E. Mellen is a son in law.
(3)	Each executive officer holds office until his successor has been elected or until his earlier resignation or removal.
(4)	Member of the Audit Committee and Compensation Committee.
(5)	Member of the Audit Committee and Financial Expert.
(6)	Member of the Nominating Committee.

John E. Elliott has served as Chief Executive Officer of Gencor Industries, Inc. since October 2016 and as Vice President since November 2015. Prior to joining Gencor, Mr. Elliott was Managing Director of Spectrasyne Ltd., an environmental service and consulting company to the petroleum, chemical, and energy industry. Mr. Elliott had been an Officer of the Company from 1985 to 2006, serving as Executive Vice President and a member of the Company’s Board of Directors. Mr. Elliott holds a BA in Industrial Management and a JD. He brings significant management and operational experience from his service at Gencor Industries, Inc., and various senior management roles.

Dennis B. Hunt has served as Vice President of Gencor Industries, Inc. since January 2005 and as Senior Vice President since August 2008. Prior to joining Gencor, Mr. Hunt served as Vice President of Asphalt and Ready Mix Operations for Vulcan Materials Company, Western Division. During his prior business career Mr. Hunt was a principal and officer with Industrial Asphalt. Mr. Hunt’s grandfather, Wallace E. Hunt Sr., founded Industrial Asphalt in 1941 and the Hunt family built Industrial Asphalt into one of the largest producers of hot mix asphalt in the United States. Mr. Hunt earned a BS degree from the University of San Francisco and an MBA from California State University Bakersfield. Mr. Hunt has 35 years of experience at all levels of the asphalt and construction industry. He is recognized as an expert in the industry and is regularly invited to speak at conferences and technical meetings. His unique experience allows him to understand all the inner works of the asphalt industry and gives valuable insight into Gencor’s customer’s business requirements. His industry experience, coupled with his educational background, allow him to contribute to a wide spectrum of Gencor’s processes and decisions.

Eric E. Mellen has served as Gencor Industries, Inc.’s Chief Financial Officer since May 2012. Previously, Mr. Mellen was Director of Corporate Development for Gencor Industries, Inc. From 1992 to 2002, Mr. Mellen worked at PricewaterhouseCoopers where he was a key member of the corporate finance, global strategy, and investment teams. Mr. Mellen worked on the due diligence and integration teams for the Price Waterhouse and Coopers & Lybrand merger, as well as the sale of PricewaterhouseCoopers Consulting to IBM Corporation in 2002. He worked in corporate finance at IBM Corporation from 2002 to 2008. Mr. Mellen’s responsibilities included pricing and financial management, as well as managing the worldwide budget of IBM’s Business Consulting Division. Mr. Mellen’s business valuation and financial advisory experience from 2008 to 2011 includes valuation and strategic planning of numerous companies across a variety of manufacturing and service industries. Mr. Mellen holds a BS in Finance and Management and an MBA and brings over 25 years of financial management experience.

Director Attendance at Meetings

During the fiscal year ended September 30, 2020, the Board of Directors held two meetings. All five of our directors participated in each of the meetings.

Compensation Committee

The Compensation Committee endeavors to ensure that the compensation program for executive officers is effective in attracting and retaining key executives responsible for our success and in promoting our long-term interests and those of our stockholders. The committee, without applying any specific quantitative formulas, considers such factors as revenues, net income, duties and scope of responsibility, industry standards and comparable salaries, corporate growth, profits, goals and market share increases. The functions of the Compensation Committee include reviewing and establishing compensation plans for our executive officers.

The key member of management involved in the compensation process was E.J. Elliott. The two members of the Compensation Committee were David A. Air and John G. Coburn. The Compensation Committee did not meet during fiscal 2020. Currently, the Compensation Committee is comprised only of independent directors, as defined by NASDAQ rules. The Compensation Committee operates under a Charter adopted by the Board of Directors, a copy of which is included as Appendix B attached hereto. The Compensation Committee does not currently have any compensation consultants under retainer. However, they may utilize consultants on an as-needed basis.

Audit Committee

The Audit Committee’s responsibilities include selecting our auditors and reviewing our audit plan, financial statements and internal accounting and audit procedures. The Audit Committee operates under a charter adopted by the Board of Directors, a copy of which is included as Appendix C attached hereto. During the fiscal year ended September 30, 2020, the Audit Committee had four meetings, which were attended by James P. Sharp. David A. Air and John G. Coburn attended three of the four meetings. The Audit Committee was comprised of three independent Directors as defined by NASDAQ rules: David A. Air, John G. Coburn, and James P. Sharp. Mr. Sharp serves as Chairman of the Committee is the “audit committee financial expert.”

Nominating Committee

The two members of the Nominating Committee are E. J. Elliott and Marc G. Elliott. The Nominating Committee does not have a charter, but has developed guidelines. The Nominating Committee guidelines provide that it consider for director candidates by stockholders or others and believes that for smaller companies it is desirable and beneficial to recommend board candidates who possess a proven track record in heavy manufacturing operations, understand our overall business, and are able to make maximum contribution to guiding our affairs. Accordingly, the Nominating Committee reviews recommendations of its individual members and gives considerable weight to candidates with industry-related experience and expertise that will benefit the Company. Additionally, the Nominating Committee believes that persons selected must have a serious work ethic and an ability to work as a constructive member of a team for the benefit of the stockholders. The Nominating Committee did not meet during fiscal 2020.

In addition to any other applicable requirements, if a stockholder desires to nominate a director for election at an annual meeting, such stockholder must (A) be a stockholder of record on both (1) the date such stockholder provides notice of such nomination to us and (2) the record date for the determination of stockholders entitled to vote at such annual meeting, and (B) have given timely notice in proper written form to our Secretary. If a stockholder is entitled to vote only for a specific class or category of directors at the annual meeting, such stockholder’s right to nominate one or more persons for election as a director at the meeting shall be limited to such class or category of directors.

To be timely in connection with the annual meeting, a stockholder’s notice shall be delivered to the Secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. As a result, with respect to the 2022 Annual Meeting, any notice given by a stockholder pursuant to the provisions of our Bylaws must be received no earlier than November 8, 2021 and no later than December 8, 2021, unless our 2021 Annual Meeting date is advanced by more than 30 days or delayed by more than 60 days from March 11, 2021. If our 2021 Annual Meeting date is advanced by more than 30 days or delayed by more than 60 days, then notices must be received no earlier than the 120th day prior to the 2022 Annual Meeting and no later than the close of business on the later of the 90th day prior to the 2022 Annual Meeting or the 10th day following the date on which the meeting date is publicly announced.

In the event we call a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any stockholder entitled to vote for the election of such director(s) at such meeting (and satisfying the requirements set forth above) may nominate a person or persons (as the case may be) for election to such position(s) as are specified in our notice of such meeting, but only if the stockholder notice is delivered to the Secretary at our principal executive office no later than the close of business on the 10th day following the first day on which the date of the special meeting and either the names of all nominees proposed by the Board of Directors to be elected at such meeting or the number of directors to be elected shall have been publicly announced.

To be in proper written form, a stockholder’s notice to the Secretary must set forth (A) as to each person whom the stockholder proposes to nominate for election as a director (1) the name, business address and residence address of the person, (2) the principal occupation or employment of the person, (3) the class or series and number of shares of our capital stock if any, which are owned beneficially or of record by the person and (4) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder; and (B) as to the stockholder giving notice (1) the name and record address of such stockholder, (2) the class or series and number of shares of our capital stock which are owned beneficially or of record by such stockholder, (3) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (4) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to nominate the person(s) named in its notice and (5) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder. Such notice must also be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, officers and certain stockholders to file with the Commission an initial statement of beneficial ownership and certain statements of changes in beneficial ownership of our equity. Based solely on our review of such forms received by us, we are unaware of any instances of noncompliance, or late compliance, with such filings during the fiscal year ended September 30, 2020.

Independent Directors

Our common stock is listed on the NASDAQ Global Market. NASDAQ requires that a majority of our directors be “independent,” as defined by NASDAQ’s rules. Generally, a director does not qualify as an independent director if the director or a member of a director’s immediate family has had in the past three years certain relationships or affiliations with us, our external or internal auditors, or other companies that do business with us. Our Board has affirmatively determined that a majority of its directors are independent directors under NASDAQ rules. Based on these standards, the Board determined that our independent directors include the following current directors and nominees for director: David A. Air, James P. Sharp and John G. Coburn.

Independent Director Meetings in Executive Sessions

Our independent directors meet separately from the other directors in executive sessions. Any independent director may call an executive session of independent directors at any time. The independent directors met in executive session as part of Audit Committee meetings during the fiscal year ended September 30, 2020.

Stockholder Communications with Directors

Stockholders wishing to communicate with directors should send their correspondence to the individual Director or Directors in care of the Executive Chairman at 5201 N. Orange Blossom Trail, Orlando, Florida 32810. Our policy is to forward such communications to the addressees if the issues/subjects are material and relevant.

Director Attendance at Annual Meetings of Stockholders

We encourage all incumbent directors, as well as all nominees for election as director, to attend the Annual Meeting of Stockholders. General Coburn was the only nominee who did not attend our Annual Meeting in 2020.

Code of Ethics

We have adopted a code of ethics that applies to our principal executive officer, principal accounting officer and persons performing similar functions. We will provide to any person without charge, upon written request, addressed to our corporate headquarters, attention Corporate Secretary, a copy of such code of ethics.

Board Leadership Structure and Independence

Our Board leadership structure is currently comprised of (i) an Executive Chairman, (ii) President of the Company, and (iii) Chairman for each of our Compensation Committee and Audit Committee.

From time to time, the entire Board reviews the Company’s leadership structure, including the positions of Executive Chairman and Chief Executive Officer, as well as the President. Mr. E.J. Elliott currently serves as Executive Chairman. Mr. Elliott has held this position since 1968 and is intimately familiar with our history, current business and future objectives. By serving as our Executive Chairman, Mr. Elliott is able to provide strong and consistent leadership, vision and direction as we pursue our plans.

Board Oversight of Risk

Our Board of Directors oversees risk to help ensure a successful business at the Company. While the Executive Chairman, Chief Executive Officer, President, Chief Financial Officer, and other members of our senior leadership team are responsible for the day-to-day management of risk, our Board of Directors is responsible for appropriate risk oversight and assisting management in addressing specific risks, such as strategic and competitive risks, financial risks, legal risks, and operational risks.

The Board believes that its leadership structure facilitates its oversight of risk by combining, Board committees, and majority independent Board composition, with an experienced Executive Chairman who has detailed knowledge of our business, history, and the complex challenges we face. The Executive Chairman’s in-depth understanding of these matters and involvement in the day-to-day management of the Company positions them to promptly identify and raise key risks to the Board and focus the Board’s attention on areas of concern. The independent committee chairs and other directors also are experienced professionals or executives who can and do raise issues for Board consideration and review, and are not hesitant to challenge management. The Board believes there is a well-functioning and effective balance between the non-management directors and the Executive Chairman, Chief Executive Officer and President, which enhances risk oversight.

The Board exercises its oversight responsibility for risk both directly and through its three standing committees. Throughout the year, the Board and each committee spends a portion of their time reviewing and discussing specific risk topics. The full Board is kept informed of each committee’s risk oversight and related activities through frequent non-member attendance at committee meetings and committee meeting minutes available to all directors. Strategic, operational and competitive risks are presented and discussed at the Board’s regular quarterly meetings. On at least an annual basis, the Board conducts a review of our long-term strategic plans and other members of senior management report on our top risks and the steps management has taken or will take to mitigate these risks. As needed between Board meetings, our Executive Chairman reports to the Board on the critical issues we face and the recent developments in our business units, including identified risks.

The Audit Committee is responsible for reviewing our financial risks. The Audit Committee meets with our Chief Executive Officer, Chief Financial Officer, Controller, and the independent auditor to discuss our major financial risk exposures, financial reporting, internal controls, and credit and liquidity risk. The Audit Committee meets regularly in separate executive session with the independent auditor to facilitate a full and candid discussion of risk and other issues.

The Compensation Committee is responsible for overseeing compensation risk and ensuring executive compensation is aligned with performance. The Compensation Committee is charged with monitoring our equity-based compensation plans.

The Nominating Committee oversees risk related to our overall governance, including Board and committee composition, Board size and structure, director independence, ethical and business conduct and our corporate governance profile and ratings. The Nominating Committee also is engaged in overseeing risks associated with succession planning for the Board and management.

EXECUTIVE COMPENSATION

Compensation Committee Process and Procedures

The members of the Compensation Committee for the fiscal year ended September 30, 2020 (hereafter in the Executive Compensation section referenced as “2020”) were John G. Coburn (Chairman) and David A. Air. The Compensation Committee meets as circumstances dictate. Agendas for the meetings are typically established with input from the Compensation Committee’s Chairman and the Company’s Executive Chairman. The Compensation Committee also conducts meetings to consider, discuss and evaluate issues without the presence of any of our executive officers. Our CEO is never present during voting or deliberations with respect to his own compensation.

To assist the Compensation Committee in the design of effective compensation programs, policies and practices, including developing a mix of cash and equity compensation and annual and long-term compensation that promotes our compensation objectives, and that is competitive in the marketplace, the Compensation Committee may retain a compensation consultant from time to time subject to Board approval.

Information about Executive Compensation

The following table presents the annual summary compensation for Chief Executive Officer (“CEO”), Chief Financial Officer (“CFO”) and three highest-paid executive officers other than the CEO and CFO who were serving as our executive officers as of September 30, 2020 and who had fiscal year 2020 total qualifying compensation in excess of $100,000 (collectively the “Named Executive Officers”).

Summary Compensation Table for Fiscal Years 2018, 2019 and 2020

Name and Principal Position	Year	Salary	Bonus	Stock Awards	All Other Compensation (1)	Total
John Elliott	2020	$450,000			$1,138	$451,138
Chief Executive Officer	2019	$450,000			$1,138	$451,138
	2018	$450,000			$1,138	$451,138
Eric Mellen	2020	$250,000			$7,495	$257,495
Chief Financial Officer and Treasurer	2019	$250,000			$7,495	$257,495
	2018	$250,000			$5,152	$255,152
EJ Elliott	2020	$600,000			$7,884	$607,884
Executive Chairman	2019	$600,000			$7,884	$607,884
	2018	$600,000			$6,259	$606,259
Marc Elliott	2020	$384,000			$6,052	$390,052
President	2019	$384,000			$6,052	$390,052
	2018	$384,000			$5,936	$389,936
Dennis Hunt	2020	$265,000	$100,000		$7,845	$372,845
SVP Sales and Marketing	2019	$265,000			$7,845	$272,845
	2018	$265,000			$6,571	$271,571

(1)	The amounts reported under All Other Compensation represent employer contributions to the Company’s 401(k) Plan on behalf of the Named Executive Officers and personal use of a company vehicle.

CEO Pay Ratio

We are required to disclose the CEO to median employee pay ratio as calculated in accordance with Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K. We identified our median employee by examining the 2020 total compensation for all employees, excluding our CEO, who were employed by Gencor on September 30, 2020. All employees were included, whether employed on a full-time or part-time basis. Adjustments were made to annualize the compensation of employees who were not employed by the Company for the entire year.

After identifying the median employee based on total cash compensation, we calculated annual total compensation for such employee using the same methodology we use for our named executive officers as set forth in the Summary Compensation Table for 2020 in this proxy statement. Using this methodology, we have estimated that the median of the annual total compensation of our employees, excluding our CEO, was $50,510, and the annual total compensation of our CEO was $451,138. To calculate the pay ratio, we divided our Chief Executive Officer’s annual total compensation by our median employee’s annual total compensation. Therefore, our 2020 CEO to median employee pay ratio is approximately 9:1.

Employment Agreements

We do not have employment agreements with any of the Named Executive Officers identified in the Summary Compensation Table. Employment may terminate at any time without severance. Each Named Executive Officer is entitled to the standard benefits available to all employees and has executed our non-disclosure and non-compete agreements and agreed to keep confidential our trade secrets and other confidential information.

Outstanding Equity Awards in Fiscal Year 2020

The following table provides information concerning unexercised options as of September 30, 2020 for each Named Executive Officer:

	Option Awards
Name	Number of Securities Underlying Unexercised Options at September 30, 2020 Exercisable	Number of Securities Underlying Unexercised Options at September 30, 2020 Unexercisable	Option Exercise Price ($)	Option Expiration Date
2009 Incentive Compensation Plan
E.J. Elliott	120,000	—	$5.126	10/1/2021
John E. Elliott	45,000	—	$7.013	10/1/2021
John E. Elliott	30,000	—	$11.380	9/26/2026
Marc G. Elliott	25,492	—	$5.126	10/1/2021

2009 Incentive Compensation Plan

On March 6, 2009 the stockholders of the Company approved the 2009 Incentive Compensation Plan (the “2009 Plan”). The 2009 Plan provides that the total number of shares of Company stock that may be subject to the granting of awards under the 2009 Plan (“Awards”) equals 800,000 shares of Common Stock and 160,000 shares of Class B stock. The foregoing limit shall be increased as provided for in the 2009 Plan. Persons eligible to receive Awards under the 2009 Plan include our employees, directors, consultants and other persons who provide services to the Company. The 2009 Plan imposes individual limitations on the amount of certain Awards in part to comply with IRS Code Section 162(m). The Awards can be in the form of stock options, restricted and deferred stock, performance awards and other stock base awards as provided for in the 2009 Plan. On July 1, 2011, 298,000 common stock options were issued under the 2009 Plan. These options vested at 25% per year from October 1, 2012 through October 1, 2015. On May 28, 2012, 20,000 of common stock options were issued under the 2009 Incentive Compensation Plan. These options vested at 25% per year from May 28, 2013 through May 28, 2016. On January 19, 2016, 30,000 (45,000 post stock split) of Class B stock options were issued under the 2009 Plan. These options vest at 25% per year starting on January 19, 2017 through January 19, 2020. On September 26, 2016, 30,000 of Class B stock options were issued under the 2009 Plan. These options vest at 25% per year starting on September 26, 2017 through September 26, 2020. As of September 30, 2020, no options are available for granting under the 2009 Plan.

Payments Upon a Change of Control

Under the terms of the 2009 Plan, upon the occurrence of a change of control, each option holder shall be entitled to receive, pursuant to an option exercise, such number and kind of securities as the option holder would have been entitled to had the option holder exercised the option prior to a change of control.

Assuming a change of control had occurred on September 30, 2020 and the Named Executive Officer listed in the table entitled “Outstanding Equity Awards in Fiscal Year 2020” exercised the full amount of their awards, the cash value of the accelerated awards for the Named Executive Officer would be as follows:

Name	Value of Accelerated Equity Awards (1) (2)
E.J. Elliott	$708,480
John E. Elliott	$170,265
Marc G. Elliott	$150,505

(1)	Assumes a stock price of $11.03, which was the closing price of our common stock on September 30, 2020, the last trading day of our fiscal year.
(2)

The value of accelerated equity awards is calculated by multiplying the difference between the closing price of our common stock on September 30, 2020 and the exercise price of the option by the number of options accelerated.

Under the terms of the 2009 Plan, a “change of control” shall be deemed to have occurred upon any reorganization, reclassification, merger, consolidation or exchange, or similar event, as defined in the individual plans.

Equity Compensation Plan Information

In the following table is information about our Common Stock and Class B that may be issued upon exercise of options, warrants and rights under all of our existing equity compensation plans and arrangements as of September 30, 2020, including the 2009 Plan.

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of Securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	252,492	$6.205	—
Equity compensation plans not approved by security holders	—	—	—

Total	252,492	$6.205

Compensation of Directors

The following table provides information regarding compensation paid to each of our current non-employee directors for the fiscal year ended September 30, 2020.

Director Compensation Table

Fiscal year ended September 30, 2020

Name	Fees Earned or Paid in Cash	Option Awards	Total
David A. Air	$21,500	$0	$21,500
John G. Coburn	$21,500	$0	$21,500
James P. Sharp	$27,000	$0	$27,000

Directors’ fees are paid to non-employee directors at the rate of $1,500 per month, plus $1,000 per board meeting attended and $500 per committee meeting attended. The chairperson of the Audit Committee receives $2,500 quarterly cash retainer for such service, effective January 1, 2020. Total fees paid in fiscal 2020 were $70,000.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We recognize that related person transactions may raise questions among our stockholders as to whether the transactions are consistent with our best interests and our stockholders’ best interests. We generally do not enter into or ratify a related person transaction unless our Board of Directors, acting through the Audit Committee or otherwise, determines that the related person transaction is in, or is not inconsistent with our best interests and our stockholders’ best interests. Gencor had no related party transactions in fiscal 2020.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of December 1, 2020 with respect to (i) each person known to us to be the beneficial owner (as defined by the Securities and Exchange Commission) of more than 5% of our Common Stock or Class B Stock, (ii) each Director, (iii) each Executive Officer named in the Summary Compensation Table, (iv) each nominee for election to the Board of Directors, and (v) the Directors and Executive Officers of the Company as a group. Except as otherwise noted, each named beneficial owner has sole voting and investment power over the shares shown.

	Amount and Nature of Beneficial Ownership (1)			Percent of Class (1)
Name and Address of Beneficial Owner	Common Stock		Class B Stock	Common Stock	Class B Stock
E. J. Elliott 5201 N. Orange Blossom Trail Orlando, Florida 32810	1,635,295	(2)	2,108,757	13.3%	88.1%
John E. Elliott 5201 N. Orange Blossom Trail Orlando, Florida 32810	0		75,000	0.0%	3.1%
Marc G. Elliott 5201 N. Orange Blossom Trail Orlando, Florida 32810	269,508		192,280	2.2%	8.0%
Dennis B. Hunt 5201 N. Orange Blossom Trail Orlando, Florida 32810	750		—	0.0%	—
Eric E. Mellen 5201 N. Orange Blossom Trail Orlando, Florida 32810	2,500		17,820	0.0%	0.8%
David A. Air 5201 N. Orange Blossom Trail Orlando, Florida 32810	4,000		—	0.0%	—
John G. Coburn 5201 N. Orange Blossom Trail Orlando, Florida 32810	—		—	0.0%	—
James P. Sharp 5201 N. Orange Blossom Trail Orlando, Florida 32810	7,500		—	0.0%	—
All Current Directors and named Executive Officers as a group (8 persons)	1,919,553	(2)	2,393,857	15.6%	100.0%
5% Shareholders
Royce & Associates	1,450,461	(3)	—	11.8%	—
Systematic Financial Management LP	959,542	(4)	—	7.8%	—
Vanguard Group, Inc	809,274	(5)	—	6.6%	—
Dimensional Fund Advisors, LP	738,956	(6)	—	6.0%	—

(1)

In accordance with Rule 13d-3(f) the Securities Exchange Act of 1934, as amended, shares that are not outstanding, but that are subject, to options, warrants, rights or conversion privileges exercisable within 60 days have been deemed to be outstanding for the purpose of computing the percentage of outstanding shares owned by the individual having such right but have not been deemed outstanding for the purpose of computing the percentage for any other person.

(2)	Includes 73,467 shares owned by the Elliott Foundation, Inc.
(3)	The number of shares reported and the information included in this footnote were derived from a Schedule 13F-HR filed with the SEC on November 12, 2020 by Royce & Associates, LP. According to the Schedule 13F, Royce & Associates, LP beneficially own 1,450,461 shares, with sole dispositive power and sole voting power over 1,450,461 shares. The address for Royce & Associates, LP: 745 Fifth Avenue, New York, NY 10151.
(4)	The number of shares reported and the information included in this footnote were derived from a Schedule 13F-HR filed with the SEC on November 12, 2020 by Systematic Financial Management LP. According to the Schedule 13F, Systematic Financial Management LP own 959,542 shares with sole dispositive power and sole voting power over 577,643 shares. The address for Systematic Financial Management LP is 300 Frank W. Burr Blvd. Ste. 7, Teaneck, NY 07666.
(5)	The number of shares reported and the information included in this footnote were derived from a Schedule 13F-HR filed with the SEC on November 16, 2020 by Vanguard Group, Inc. According to the Schedule 13F, Vanguard Group, Inc. beneficially own 809,274 shares with sole dispositive power and sole voting power over 7,527 shares. The address for Vanguard Group, Inc. is PO Box 2600 V26 Valley Forge, PA 19482-2600.
(6)	The number of shares reported and the information included in this footnote were derived from a Schedule 13F-HR filed with the SEC on November 12, 2020 by Dimensional Fund Advisors, LP. According to the Schedule 13F, Dimensional Fund Advisors, LP beneficially own 738,956 shares with sole dispositive power and sole voting power over 715,415 shares. The address for Dimensional Fund Advisors, LP is Building One, 6300 Bee Cave Road, Austin, Texas 78746.

REPORT OF THE AUDIT COMMITTEE

The following report of the Audit Committee, covering our fiscal year ended September 30, 2020, shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission (the “Commission” or “SEC”) or subject to Regulations 14A or 14C of the Commission, or the liabilities of Section 18 of the Exchange Act of 1934, as amended. Such Report shall not be deemed incorporated by reference into any filing under the Securities Exchange Act of 1934, as amended or the Securities Act of 1933, as amended, notwithstanding any general incorporation by reference of this Proxy Statement into any other document.

Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors, MSL, P.A., are responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

In performing its oversight role, the Audit Committee has considered and discussed the audited financial statements with management. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Oversight Board in Rule 3200T. The Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence, and has discussed with the independent auditors the independent auditor’s independence.

Based on the review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee with regard to its oversight functions referred to below, the Audit Committee approved the audited financial statements for inclusion in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2020, for filing with the SEC.

The Audit Committee members do not serve as professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of management and the independent auditors.

Date: December 18, 2020	Respectfully submitted,

James P. Sharp, Chairman
David A. Air
John G. Coburn

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

MSL, P.A., (“MSL”) has served as the Company’s independent registered public accounting firm for fiscal years 2000 through 2020.

MSL was reappointed by the Board of Directors, on the recommendation of the Audit Committee, as its independent accountants for fiscal 2020. Representatives of MSL are expected to appear at the Annual Meeting to make a statement, if they wish to do so, and to be available to answer appropriate questions from Stockholders at that time.

The Board of Directors has approved the Company’s engagement of MSL as the Company’s independent auditors.

Audit Fees

The aggregate fees billed by MSL for the last two fiscal year audits of the annual financial statements and reviews of financial statements included in the Company’s Form 10-Q’s were $141,294 in 2020 and 184,950 in 2019.

Audit-Related Fees

Audit-related fees include accounting advisory services related to the accounting treatment of transactions or events and to the adoption of new accounting standards, as well as additional procedures related to accounting records performed to comply with regulatory reporting requirements. The aggregate audit-related fees billed to the Company by MSL for the fiscal year including prospective acquisition ended September 30, 2020 was $0 and 2019 was $900.

All Other Fees

The aggregate fees billed by MSL for the last two fiscal years for other services was $17,200 in 2020 and $0 in 2019.

The Audit Committee has reviewed the fee structure and believes that MSL has the independence necessary to act as the Company’s independent registered public accounting firm.

In accordance with Company policy, fees for MSL were approved in advance by the Audit Committee or full Board of Directors.

While ratification by Stockholders of this appointment is not required by law or the Company’s Certificate of Incorporation or Bylaws, management believes that such ratification is desirable. In the event this appointment is not ratified by an affirmative vote of Stockholders holding a majority of the Company’s issued and outstanding Common Stock and Class B Stock, together, in attendance at the meeting, either in person or by proxy, the Board of Directors of the Company will consider that fact when it appoints independent public accountants for the next fiscal year.

The Board of Directors recommends a vote for the ratification and approval of its selection of MSL at the 2021 Annual Meeting.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors does not intend to present any matter for action at the Annual Meeting, other than as set forth in the Notice of Annual Meeting. If any other matters properly come before the Annual Meeting, it is intended that the holders of the proxies will act in accordance with their judgment on such matters.

STOCKHOLDER PROPOSALS

Pursuant to Securities and Exchange Commission Rule 14a-8, in order to be eligible for inclusion in the proxy materials for the Company’s 2022 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received by the President of the Company no later than October 7, 2021. Stockholder proposals must be made in compliance with applicable legal requirements promulgated by the Securities and Exchange Commission and must be furnished to the President by certified mail, return receipt requested.

In accordance with the Company’s Bylaws, in order to be properly brought before the 2022 Annual Meeting, a stockholder’s notice of the matter the stockholder wishes to present must be delivered to the Secretary of the Company at its principal executive offices not less than 90 nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. As a result, any notice given by a stockholder pursuant to these provisions of the Company’s Bylaws (and not pursuant to the Securities and Exchange Commission’s Rule 14a-8) must be received no earlier than November 8, 2021 and no later than December 8, 2021, unless the Company’s Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from March 11, 2021. If the Company’s 2021 Annual Meeting date is advanced by more than 30 days or delayed by more than 60 days then proposals must be received no earlier than the 120th day prior to the 2022 Annual Meeting and no later than the close of business on the later of the 90th day prior to the 2022 Annual Meeting or the 10th day following the date on which the meeting date is publicly announced.

ANNUAL REPORT

The Company, upon request, will furnish to record and beneficial holders of its Common Stock, free of charge, an additional copy of its Annual Report on Form 10-K (including financial statements and schedules but without exhibits) for fiscal 2020. Copies of exhibits to the Form 10-K also will be furnished upon request at the payment of a reasonable charge. All requests should be directed to the Investor Relations Department of the Company at the offices of the Company set forth in the Notice of Annual Meeting appended to this Proxy Statement.

YOU ARE URGED TO SIGN AND RETURN YOUR PROXY PROMPTLY TO MAKE CERTAIN YOUR SHARES WILL BE VOTED AT THE 2021 ANNUAL MEETING. FOR YOUR CONVENIENCE, A RETURN ENVELOPE IS ENCLOSED.

BY ORDER OF THE BOARD OF DIRECTORS

Jeanne M. Lyons, Secretary
Orlando, Florida
February 8, 2021

Appendix A

Important Notice Regarding the Internet Availability of Proxy

Materials for the Annual Meeting of Shareholders

The 2020 Proxy Statement and the 2020 Annual Report to

Shareholders are available at: http://proxy.gencor.com

☐ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ☐

PROXY - COMMON

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

GENCOR INDUSTRIES, INC.

The undersigned appoints E.J. Elliott and Marc G. Elliott, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Gencor Industries, Inc., held of record by the undersigned at the close of business on February 8, 2021 at the Annual Meeting of Stockholders of Gencor Industries, Inc. to be held on March 11, 2021, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR PROPOSAL 1 ELECTING THE NOMINEE TO THE BOARD OF DIRECTORS AND IN FAVOR OF PROPOSAL 2 IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed, on the other side)

A-1

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Gencor Industries Inc.	2021 Annual Meeting of Shareholders March 11, 2021, 10:00 A.M. local time This Proxy is Solicited On Behalf Of The Board Of Directors

Please Be Sure To Mark, Sign, Date and Return Your Proxy Card in the Envelope Provided

☐ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ☐

PROXY - COMMON	Please mark your votes like this	☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 and 2.

1. Election of Directors
General John G. Coburn (Ret.)	FOR all Nominees Listed to the left	WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left
	☐	☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above)
	FOR	AGAINST	ABSTAIN
2. Ratification of Independent registered public accounting firm – MSL, P.A.	☐	☐	☐

CONTROL NUMBER

Signature	Signature, if held jointly	Date	2021.

Note: Please sign exactly as name appears herein. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such. If the signer is a corporation, please sign full corporate name by dully authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

A-2

Appendix B

Charter of the

Compensation Committee

Gencor Industries, Inc.

This Compensation Committee Charter (this “Charter”) was adopted by the Board of Directors (the “Board”) of Gencor Industries, Inc., on March 1, 2011.

Purpose

The purpose of the Compensation Committee (the “Committee”) shall be to:

(1)	determine or recommend to the Board for determination, the compensation of the Chief Executive Officer (the “CEO”) of the Company and (in cooperation with the CEO) the President of the Company,

(2)	discharge the responsibilities of the Board relating to the Company’s compensation programs and compensation of the Company’s executive and directors.

The Board shall determine whether the Committee shall make determinations as a Committee or shall make recommendations to the Board.

Composition

The Committee shall consist of two or more members of the Board.

Appointment and Removal

The members of the Committee shall be elected by a majority vote of the Board. A member shall serve until such member’s successor is duly elected or until such member’s earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board.

Chairman

Unless a chairman is elected by the full Board, the members of the Committee shall designate a Chairman by majority vote of the Committee membership. The Chairman will chair all regulatory sessions of the Committee and set the agenda for the Committee meetings.

Meetings

The Committee shall meet as frequently as circumstances dictate. The Chairman of the Committee or a majority of the members of the Committee may call meetings of the Committee.

Any one or more of the members of the Committee may participate in a meeting of the Committee by means of a conference call or similar communication device by means of which all persons participating in the meeting can hear each other.

The Committee may invite to its meetings any director, member of management of the Company, and such other persons as it deems appropriate to carry out its responsibilities. The Committee may also exclude from its meetings any persons it deems inappropriate.

As part of this review and establishment of the performance criteria and compensation of designated key executive, the Committee should meet separately at least on an annual basis with the CEO and any other corporate officers as it deems appropriate. However, the committee should also meet from time to time without such officers present, and in all cases, such officers shall not be present at meetings at which their performance and compensation are being discussed and determined.

Duties and Responsibilities

The Committee shall carry out the duties and responsibilities set forth below. These functions should serve as a guide with the understanding that the Committee may determine to carry out additional functions and adopt additional policies and procedures, subject to Board approval, as may be appropriate in light of changing business, legislative, regulatory, legal, or other conditions. The Committee shall also carry out any other responsibilities and duties delegated to it by the Board from time to time related to the purposes of the Committee outlined in this Chapter.

In discharging its oversight role, the committee is empowered to study or investigate any matter of interest or concern that the Committee deems appropriate and shall have the authority, after seeking Board approval, to retain outside counsel or other advisors for this purpose, including the authority to approve the fees payable to such counsel or advisors and any other terms of retention.

Setting Compensation for Executive Officers and Directors

1.	Establish and review the overall compensation philosophy of the Company and present it for Board approval.

2.

Receive from the CEO the Company’s corporate goals and objectives relevant to the compensation for the CEO and other executive officers including annual performance objectives. Review and approve these goals and objectives and then pass to Board for approval.

3.

Evaluate the performance of the CEO and the President (in cooperation with the CEO) in light of those goals and objectives and, based on such evaluations and subject to the provisions of any employment agreement, approve, or recommend to the full Board the approval of, the annual salary, bonus, stock options, and other benefits, direct and indirect, of the CEO and President.

4.

In approving or recommending the long-term incentive component of compensation for the CEO and the President, the Committee should consider the Company’s performance and relative shareholder return, the value of similar incentive awards to CEO’s and the President at comparable companies, and the awards given to the CEO and others in past years. The Committee is not precluded from approving awards (with the ratification of the Board) as may be required to comply with applicable tax laws, such as Rule 162(m).

5.	In connection with executive compensation programs, the Committee should do the following:

(a)	Review and recommend to the full Board, or approve, new executive compensation programs;

(b)	Review on a periodic basis the operations of the Company’s executive compensation programs to determine whether they are properly coordinated and achieving their intended purposes;

(c)	Establish and periodically review actions for the administration of executive compensation programs; and

(d)	Take steps to modify any executive compensation program that yields payments and benefits that are not reasonably related to executive and corporate performance.

6.	Establish and periodically review policies in the area of senior management perquisites.

7.	Consider policies and procedures pertaining to expense accounts of senior executives.

8.	Review and recommend to the full Board compensation of directors as well as directors’ and officers’ indemnification and insurance matters.

Monitoring Incentive and Equity based Compensation Plans

9.

Review and make recommendations to the full Board with respect to, or approve, the Company’s incentive-compensation plans, equity based plans, cash compensation, employee pension, profit sharing, and benefit plans.

10.	Monitor compliance by executives with the rules and guidelines of the Company’s equity-based plans.

11.

Have the authority to select, retain, and/or replace, as needed, any compensation or other outside consultant to be used to assist in the evaluation of Director, CEO or senior executive compensation. In the event such a consultant is retained, the Committee shall have the authority to approve such consultant’s fees and other terms, all the above being subject to Board approval.

Reports

12.

Prepare an annual Committee report for inclusion in the Company’s proxy statement in accordance with applicable rules and regulations of NASDAQ, the SEC and other regulatory bodies. Review and discuss with the Company’s management the said report. The Committee shall determine whether to recommend to the Board that the Compensation Discussion and Analysis be included in the Company’s annual report or proxy statement for the annual meeting of the shareholders.

13.

Report regularly to the Board with respect to matters that are relevant to the Committee’s discharge of its responsibilities and with respect to such recommendations as the Committee may deem appropriate. The report to the Board may take the form of an oral report by the Chairman or any other member of the Committee designated by the Committee to make such report.

Appendix C

GENCOR INDUSTRIES, INC.

Audit Committee Charter

I.	Organization

This charter governs the operations of the audit committee. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom is independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, (or shall become financially literate within a reasonable period of time after appointment to the committee,) and at least one member shall have accounting or related financial management expertise.

II.	Statement of Policy

The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company’s financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company’s financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

III.	Responsibilities and Processes

The primary responsibility of the audit committee is to oversee the Company’s financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company’s financial statements, and the independent auditors are responsible for auditing those financial statements. The committee is carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

A.

The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company’s shareholders.

B.	The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, recommend the replacement of the independent auditors.

C.	The committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation.

D.

Also, the committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company’s system to monitor and manage business risk, and legal and ethical compliance programs.

E.	Further, the committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

F.

The committee shall review the interim financial statements with management and the independent audits prior to the filing of the Company’s Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

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G.

The committee shall discuss with the auditors their independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and shall consider the compatibility of non-audit services with the auditors’ independence.

H.

The committee shall review with management and the independent auditors the financial statements to be included in the Company’s Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

I.	Annually, the committee shall review and recommend to the board the selection of the Company’s independent auditors, subject to shareholders’ approval.

IV.	Meetings

The committee will meet at least four times a year, with authority to convene additional meetings, as circumstances require. All committee members are expected to attend each meeting, in person or via tele- or video-conference. The committee will invite members of management, auditors or others to attend meetings and provide pertinent information, as necessary. It will hold private meetings with auditors (see below) and executive sessions. Meeting agendas will be prepared and provided in advance to members, along with appropriate briefing materials. Minutes will be prepared.

A.	Reporting Responsibilities

1.	Regularly report to the board of directors about committee activities, issues and related recommendations

2.	Provide an open avenue of communication between internal audit, the external auditors and the board of directors

3.	Report annually to the shareholders, describing the committee’s composition, responsibilities and how they were discharged, and any other information required by rule

4.	Review any other reports the company issues that relate to committee responsibilities

B.	Other Responsibilities

1.	Review and assess the adequacy of the committee charter annually, requesting board approval for proposed changes.

2.	Institute and oversee special investigations as needed.

3.	Confirm annually that all responsibilities outlined in this charter have been carried out.

4.	Perform other activities related to this charter as requested by the board of directors.

With respect to the foregoing responsibilities and processes, the Committee recognizes that the Company’s financial management, including its internal audit staff, as well as the independent auditors, have more time, knowledge, and more detailed information regarding the company than do Committee members. Consequently, in discharging its oversight responsibilities, the Committee will not provide or be deemed to provide any expertise or special assurance as to the Company’s financial statements or any professional certification as to the independent auditors’ work. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors, or to assure compliance with laws and regulations and the Company’s internal policies and procedures.

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